7226056.v2 AMENDMENT NO. 6 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS This Amendment No. 6 to Credit Agreement dated to be effective as of June 15, 2026 (the “Amendment”), is entered into by and among Air’Zona Aircraft Services, Inc., an Arizona corporation, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Worldwide Aircraft Services, Inc., a Kansas corporation, Royal Aircraft Services, LLC, a Maryland limited liability company, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), Air T, Inc., a Delaware corporation (“Air T”), in its separate capacities as “Loan Party Agent” and “Guarantor” (as defined in the Original Agreement, hereinafter defined), and Alerus Financial, National Association (the “Lender”). RECITALS: A. The Borrowers, the Loan Party Agent and the Lender are parties to that certain Credit Agreement dated as of August 29, 2024, as amended by that certain Amendment No. 1 to Credit Agreement and Other Loan Documents dated as of January 21, 2025, by that certain Amendment No. 2 to Credit Agreement and Consent dated as of February 21, 2025, by that certain Amendment No. 3 to Credit Agreement dated as of March 31, 2025, by that certain Amendment No. 4 to Credit Agreement and Consent dated as of May 15, 2025, and by that certain Amendment No. 5 to Credit Agreement dated as of September 3, 2025 (as so amended, the “Original Agreement”), pursuant to which Lender has agreed to extend credit to the Borrowers under the terms and conditions set forth therein. B. The Borrowers have requested that the Lender amend certain provisions of the Original Agreement. C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing requests of the Borrowers. NOW, THEREFORE, the parties agree as follows: 1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby. 2. Amendments. (a) The Original Agreement and the other Loan Documents are generally amended to update the Lender’s address for notices to read as follows: “Alerus Financial, National Association 1016 Civic Center DR NW, Suite 300 Rochester, MN 55901 Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D TEMP DocuSign Documents

2 Attention: Briel Grube, Senior Vice President” (b) The definition of the terms “Loans”, “Loan Documents” “Maturity Date” and “Total Usage” appearing in Section 1.01 of the Original Agreement are hereby amended in their respective entireties to read as follows: “ ‘Loan(s)” means the Overline Loans, the Revolving Credit Loans, the Term Loans, and each other loan made by the Lender to any or all of the Borrowers. “Loan Documents” means, collectively, this Agreement, the Security Agreement, the Guaranty, the L/C Applications, the Overline Note, the Revolving Credit Note, the Term Notes, the Pledge Agreement and all other agreements, documents, certificates and instruments executed and delivered to the Lender by any Loan Party in connection therewith. ‘Maturity Date’ means, the earlier of: (a) the date on which the Loans become due and payable under Section 8.02 upon the occurrence of an Event of Default; or (b) (i) the Revolving Credit Termination Date for the Revolving Credit Loans; (ii) the Overline Termination Date for Overline Loans, (iii) August 15, 2029 for Term Loan A; or (iv) May 15, 2030 for Term Loan C. ‘Total Usage” means, at any date of determination, the sum of: (a) the aggregate outstanding principal balance of the Revolving Credit Loans; plus (b) the aggregate outstanding principal balance of the Overline Loans; plus (c) the Letter of Credit Obligations. (c) Section 1.01 of the Original Agreement is hereby further amended by inserting the definitions of the following terms “Overline Commitment”, “Overline Commitment Period”, “Overline Loans”, “Overline Note” and “Overline Termination Date” in the appropriate alphabetical order: “ ‘Overline Commitment’ means the obligation of the Lender to make Overline Loans to the Borrowers for the account of the Borrowers, in an aggregate principal amount not to exceed $2,800,000.00, as the same may be changed from time to time pursuant to the terms hereof. ‘Overline Commitment Period’ means the period from and including the Sixth Amendment Effective Date to the Overline Termination Date. ‘Overline Loans’ means any revolving credit loan made by the Lender under Section 2.02A. ‘Overline Note’ means a promissory note of the Borrowers payable to the Lender, in the form provided by the Lender, evidencing the aggregate indebtedness of the Borrowers to the Lender resulting from Overline Loans, as the same may be Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

3 amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. ‘Overline Termination Date’ means the earliest to occur of (a) October 15, 2026, and (b) the termination of the Overline Commitment pursuant to Section 8.02 or Section 2.04A. ‘Sixth Amendment’ means that certain Amendment No. 6 to Credit and Other Loan Documents dated to be effective as of June 15, 2026, by and between the Loan Parties and the Lender, amending this Agreement. ‘Sixth Amendment Effective Date’ means the ‘Effective Date’ of the Sixth Amendment, as such term is defined therein. (d) Section 2.02A of the Original Agreement is hereby amended in its entirety to read as follows: “ Section 2.02A Overline Commitment. (a) Subject to the terms and conditions of this Agreement, the Lender agrees to make Overline Loans to the Borrowers from time to time during the Overline Commitment Period in an aggregate principal amount at any one time outstanding not exceeding the lesser of (i) the Overline Commitment, and (ii) the amount by which the Borrowing Base exceeds Total Usage prior to giving effect to such Loan. During the Overline Commitment Period the Borrowers may use the Overline Commitment by borrowing, prepaying Overline Loans in whole or in part, and re-borrowing, all in accordance with the terms and conditions hereof. (b) The Borrowers shall jointly and severally repay all outstanding Overline Loans on the Overline Termination Date.” (e) Section 2.03A of the Original Agreement is hereby amended in its entirety to read as follows:: “Section 2.03A Procedure for Overline Borrowing. The Loan Party Agent shall submit a Borrowing Notice for each Overline Loan. Each such Borrowing Notice shall be effective upon receipt by the Lender, shall be irrevocable, and shall specify the Borrowing Date and amount of borrowing requested. At the request of the Lender, a telephonic request must be confirmed in writing by the Loan Party Agent within three (3) Business Days after such request. Notwithstanding the foregoing, the Borrower may authorize the Lender, pursuant the Sweep Agreement to make Overline Loans hereunder whenever (a) the balance of the Borrower’s deposit account specified in the Sweep Agreement falls below the target balance set forth therein and (b) the aggregate outstanding principal balance of Revolving Credit Loans is equal to the Available Revolving Credit Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

4 Commitment. So long as all conditions precedent set forth in ARTICLE IV with respect to such borrowing have been satisfied, the Lender shall provide immediately available funds to the Borrowers on the requested Borrowing Date by depositing such funds into a depository account maintained by one or more Borrowers with the Lender in an amount equal to the least of (x) the requested borrowing amount, (y) the Overline Commitment and (z) the amount by which the Borrowing Base exceeds the Total Usage prior to giving effect to such Loan. Each borrowing shall be on a Business Day.” (f) Section 2.05(c) of the Original Agreement is hereby amended in its entirety to read as follows: “ (c) The Overline Loans made by the Lender shall be evidenced by the Overline Note. The Overline Loans and the Overline Note shall mature and be payable at the Maturity Date of the Overline Loans. The Lender shall enter in its records the amount of each of its Overline Loans, the rate of interest borne on such Overline Loans, and the payments of the Overline Loans received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. (g) Section 2.07(a) of the Original Agreement is hereby amended in its entirety to read as follows: “ (a) If: (i) at any time during the Overline Commitment Period, the Total Usage would exceed the lesser of (A) the Borrowing Base or (B) the sum of the Overline Commitment and the Revolving Credit Commitment, then the Borrowers shall immediately prepay the amount of such excess together with interest on the amount prepaid; any prepayment shall be applied first to prepay the Overline Lines, then to the Revolving Credit Loans and then to cash collateralize the Letter of Credit Obligations on terms acceptable to the Lender; (ii) at all other times, the Total Usage would exceed the lesser of (A) the Revolving Credit Commitment or (B) the Borrowing Base, then the Borrowers shall immediately prepay the amount of such excess together with interest on the amount prepaid; any prepayment shall be applied first to prepay the Revolving Credit Loans and then to cash collateralize the Letter of Credit Obligations on terms acceptable to the Lender.” (h) The form of Borrowing Base Certificate attached as Exhibit B to the Original Agreement is hereby amended in its entirety to conform with the form of Borrowing Base Certificate (Amended 6/2026) attached as Exhibit B to this Amendment. Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

5 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) when, and only when, the Lender shall have received: (a) this Amendment, duly executed by a Responsible Officer of each Loan Party; (b) an Amended and Restated Revolving Credit Note (the “A&R Revolving Credit Note”), in the form provided by the Lender, duly executed by a Responsible Officer of each Borrower; (c) an Overline Note (the “Overline Note”) , in the form provided by the Lender, duly executed by a Responsible Officer of each Borrower; (d) a certificate of the secretary of each Borrower in the form provided by the Lender, appropriately completed and duly executed by such Borrower’s secretary; (e) an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by a Responsible Officer of Air T in its capacity as Guarantor; (f) an origination fee in the amount of $21,000, payable in immediately available funds; (g) certificates of good standing for each Loan Party issued by the state of its formation; (h) results of lien searches acceptable to Lender; and (i) such other documents, instruments and certificates as the Lender may reasonably request. 4. Representations and Warranties. To induce the Lender to enter into this Amendment, the Loan Parties jointly and severally represent and warrant to the Lender as follows: (a) The execution, delivery and performance by the Borrowers, the Borrowers’ Agent and the Guarantor of this Amendment and each other Loan Document have been duly authorized by all necessary corporate, or as the case may be, limited liability company, action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of any such Person’s formation or governance documents, any agreement binding on or applicable to any such Person or any such Person’s property, or any law or governmental regulation or court decree or order, binding upon or applicable to any such Person or of any such Person’s property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to any such Person or any such Person’s property; Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

6 (b) The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of Loan Parties shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, most recently delivered to the Lender pursuant to Section 6.01(a), 6.01(b) or 6.01(c) of the Original Agreement; (c) No events have taken place and no circumstances exist at the date hereof which would give any Loan Party the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations; (d) The Original Agreement, as amended by this Amendment, and each other Loan Document to which any Loan Party is a party are the legal, valid and binding obligations of such Loan Party and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and (e) Before and after giving effect to this Amendment, there does not exist any Default or Event of Default. 5. Release. The Borrowers, the Borrowers’ Agent and the Guarantor jointly and severally release and forever discharge the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which any of the Borrowers, the Borrowers’ Agent or the Guarantor ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Loan Parties in connection with the Loan Documents and the transactions related thereto 6. Reference to and Effect on the Loan Documents. (a) From and after the date of this Amendment, each reference in:the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document. Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

7 7. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrowers shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrowers’ paying or omission to pay, such taxes or fees. 8. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 10. Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page; provided, that each of the undersigned agree to promptly deliver to Lender original signed counterparts of this Amendment upon request by Lender. 11. Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment. [SIGNATURE PAGES FOLLOW] Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

[Signature page to Amendment No. 6 to Credit Agreement and Other Loan Documents] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above. Borrowers: Air’Zona Aircraft Services, Inc., an Arizona corporation By: Name: Mark Jundt Title: Secretary CSA Air, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Global Ground Support, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard Solutions, LLC, an Arizona limited liability company By: _____ Name: Mark Jundt Title: Secretary Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

[Signature page to Amendment No. 6 to Credit Agreement and Other Loan Documents] Mountain Air Cargo, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Royal Aircraft Services, LLC, a Maryland limited liability company By: Name: Mark Jundt Title: Secretary Worldwide Aircraft Services, Inc., a Kansas corporation By: Name: Mark Jundt Title: Secretary Worthington Aviation, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Air T, Inc., a Delaware corporation, as Loan Party Agent and Guarantor By: Name: Mark Jundt Title: Secretary Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

[Signature page to Amendment No. 6 to Credit Agreement and Other Loan Documents] Lender: ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association By Name: Briel Grube Title: Senior Vice President Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

EXHIBIT B FORM OF BORROWING BASE CERTIFICATE (Amended 6/2026) Alerus Financial National Association 1016 Civic Center DR NW, Suite 300 Rochester, MN 55901 Attention: Briel Grube, Senior Vice President Date: Report No. The undersigned is the Loan Party Agent under that certain Credit Agreement, dated as of August 29, 2024 (as amended to date and as the same may be further amended, modified or supplemented from time to time, herein called the “Agreement;” capitalized terms not otherwise defined herein being used as therein defined) by and among Air’Zona Aircraft Services, Inc., an Arizona corporation, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Worldwide Aircraft Services, Inc., a Kansas corporation, Royal Aircraft Services, LLC, a Maryland limited liability company, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), the undersigned, in its capacity as Loan Party Agent, and Alerus Financial, National Association (the “Lender”). The Loan Party Agent hereby reaffirms, on behalf of the Borrowers, all representations and warranties to the Credit Agreement and certifies and warrants that the Borrowers hold, subject to the security interest of the Lender under the Agreement, and the other Loan Documents, the following Collateral computed as of ______ __, 202_. A. ACCOUNTS RECEIVABLE 1. Accounts Receivable Balance as of period ending above $__________ 2. Less: Ineligible Accounts a. Receivables over 90 days past invoice date $___________ b. 10% redline rule $ c. Insolvent $ d. Foreign $ e. Affiliated $ f. Contras $ Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

g. U.S. Government $ h. Bonded $ i. State, county, municipality $ j. Customer deposits $_____________ k. Excess of concentration limit for account debtor $_____________ l. Other miscellaneous $____________ 3. TOTAL Ineligibles ($__________) 4. Total Eligible Accounts (Line A.1 – Line A.3) $___________ 5. Eligible Accounts Loan Value at 80% of Line A.4. $___________ B. INVENTORY Report dated (see attached) 1. Raw Materials and Finished Goods Inventory $ 2. Less: a. Discontinued $_____________ __ b. Stored at a location w/out landlord/bailee/warehousem an’s waiver $_____________ __ c. Consigned to a Loan Party d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements $_____________ __ 3. Total Ineligibles $____________ _ 4. Total Eligible Raw Materials and Finished Goods Inventory (Line B.1-Line B.3) $____________ __ 5. Eligible Raw Materials and Finished Goods Inventory Loan Value @ 50% of Line B.4 $____________ __ 6. GGS Titled Vehicles Inventory $___________ _ 7. Less: a. Discontinued $_____________ __ b. Stored at a location w/out appropriate landlord/bailee/warehousem $_____________ __ Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

an’s waiver c. Consigned to a Loan Party d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements $_____________ __ 8. Total Ineligible GGS Titled Vehicles Inventory $____________ _ 9. Total Eligible GGS Titled Vehicles Inventory (Line B.6- Line B.8) $____________ __ 10. Eligible GGS Titled Vehicles Inventory Loan Value @ 40% of Line B.4 $____________ __ 11. Eligible Inventory Loan Value (Line B5 + B.10) 1 C. Borrowing Base: 1. (Line A.5 + Line B.11) $____________ __ 1 Limited to not more than 75% of Total Borrowing Base Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

C. Revolving Credit and Overline Availability/Amount to be Repaid: 1. Total Usage (Outstanding principal balance of Revolving Loans + Letter of Credit Obligations + Overline Loans) $_______________ 2. Revolving Credit Commitment + Overline Commitment [$22,800,0002/ or $20,000,0003] 3. Borrowing Base (Line C.1.) 4A. Revolving Credit Availability (Amount by which the lesser of [Line C.2 and Line C.3] exceeds Line C.1) $_______________ OR 4B. Amount to be repaid and Letters of Credit to be cash collateralized (Amount by which Line C.1 exceeds the lesser of [Line C.2 and Line C.3]) The undersigned further certifies and warrants that (a) no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of the Loan Party Agent executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the computation date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate and all of the information provided on: (a) the Inventory report attached as Schedule A to this Borrowing Base Certificate (b) the Accounts Receivable aging attached as Schedule B to this Borrowing Base Certificate, and (c) the Accounts Payable aging attached as Schedule C to this Borrowing Base Certificate is true and correct as of the date hereof. [signature page follows] 2 Use this amount during the Overline Commitment Period 3 Use this amount at all other times Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

The Loan Party Agent further certifies and warrants, on behalf of itself and the Borrowers, that no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of the Loan Party Agent executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate. AIR T, INC., as Loan Party Agent By Title: Date: Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

SCHEDULE A TO BORROWING BASE CERTIFICATE INVENTORY REPORT [see attached] Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

SCHEDULE B TO BORROWING BASE CERTIFICATE ACCOUNTS RECEIVABLE AGING [SEE ATTACHED] Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D

SCHEDULE C TO BORROWING BASE CERTIFICATE ACCOUNTS PAYABLE AGING [SEE ATTACHED] Docusign Envelope ID: B8A77A19-B9A6-8611-831E-F1772D9EB13D